  POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Aehr
Test Systems (the "Company"), hereby constitutes and appoints
Gayn Erickson, Chris Siu, Adil Engineer and Vernon Rogers, and each of them, the undersigned's true and lawful attorney-in-fact to:

     1. complete and execute Forms 3, 4 and 5 and other forms
        and all amendments thereto as such attorney-in-fact
        shall in his or her discretion determine to be required
        or advisable pursuant to Section 16 of the Securities
        and Exchange Act of 1934 (as amended) and the rules and
        regulations promulgated thereunder, or any successor
        laws and regulations, as a consequence of the
        undersigned's ownership, acquisition or disposition of
        securities of the Company; and

     2. do all acts necessary in order to file such forms with
        the Securities and Exchange Commission, any securities
        exchange or national association, the Company and such
        other person or agency as the attorney-in-fact shall
        deem appropriate.

The undersigned hereby ratifies and confirms all that said
attorney-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and
5 with respect to the undersigned's holdings and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of June, 2023.

Signature:
/s/ HOWARD T. SLAYEN
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Print Name:
Howard T. Slayen
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